SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: September 30, 2006

LFG International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-103986	98-0384073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15321 Main Street NE

Suite 102

PO Box 5000 PMB

Duvall, WA 98019

(Address of principal executive offices)

Registrant's telephone number, including area code: (425) 788-9823

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2006, the Company entered into a Merger Agreement with Nano-Jet Corporation, a Nevada corporation ("Nano-Jet"). At the time of the Merger, there were no material relationships between the parties to the Agreement. Pursuant to the terms of the Agreement, which is attached hereto as Exhibit 4.1, the Company and Nano-Jet will merge. The Company will be the surviving corporation. All shareholders of Nano-Jet will receive 2 shares of the surviving company in exchange for each share they held on the date of the merger.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 30, 2006, the Company entered into a Merger Agreement with Nano-Jet, pursuant to which Nano-Jet will merge into the Company and the Company will be the surviving corporation. All assets of the company, including certain patents, will be acquired by the Company. In exchange, all shareholders of Nano-Jet will receive one (1) share of LFG for each two (2) shares of Nano-Jet owned on the date the merger is completed. The following information is provided regarding the resulting entity.

Description of Business

Business Development

LFG International, Inc. was incorporated on November 4, 2002, in the State of Nevada as Can/Am Autosales, Inc. The Company changed its name on August 27, 2004 to LFG International, Inc. Upon completion of the Merger, the Company will change its name to Nano-Jet Corporation. The Company has never declared bankruptcy, it has never been in receivership, and it has never been involved in any legal action or proceedings.

Business of Nano-Jet

Nano-Jet has licensed a proprietary technology and currently holds patents for this technology worldwide. The Company's product will allow owners and operators of both gasoline and diesel powered vehicles to potentially save 20% in fuel efficiency and reduce fuel emissions into the environment by as much as 50%.

Competition

Although there are many companies who claim to have developed fuel-efficient products and fuel additives, when tested most of these products have not been proven. Beijing Ytong Co. Ltd., in cooperation with the Chinese government, has invested over $10 million dollars in researching, testing and perfecting Nano-Jet's technology. Select companies have attempted to produce similar products, but to date, the Company knows of no other company that has developed a solution like Nano-Jet.

Marketing and Sales Plan

The Company's two-fold marketing and sales strategy is directed toward establishing immediate technological preeminence, rapid penetration, and market dominance within five years of market entry. The company will first approach trucking companies and truck manufacturers, truck, automobile and motorcycle distributors, as well as wholesalers. With the Company's obsolescing impact, a substantial downturn in competition may be anticipated.

Employees

Other than Nano-Jet's Directors and Executive Officer, who is currently donating his time to the development of the company, there are no employees of Nano-Jet.

Reports to Security Holders

Nano-Jet will voluntarily make available an annual report including audited financials on Form 10-K or Form 10-KSB to security holders.

The public may read and copy any materials filed with the SEC at the SECs Public Reference Room at 100 F Street NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding Nano-Jet that is filed electronically with the SEC at http://www.sec.gov.

Management's Discussion and Analysis or Plan of Operation
  Overview

Nano-Jet will market to both the American and International trucking and automobile parts distribution companies. It is not the intent of the Company to market directly to the consumer, but rather through distribution channels in the truck, automobile and motorcycle industry. The Company will educate these groups about the benefits of a Nano-Jet fuel saving device. Nano-Jet expects to form licensing arrangements with Original Equipment Manufacturers (OEMs) having high brand recognition in the automobile marketplace.

  Marketing Strategies

a. Nano-Jet's primary market is the American trucking companies and automobile manufacturers and international trucking and automobile makers. Nano-Jet expects its products will increase the speed and effectiveness with which it educates the consumer in order to capture more market share. It will effectively do this by:
  Producing commercials that demonstrate the superior performance and fuel efficiency of Nano-Jet products;
  Enlisting a well-known high performance automobile driver, who can be the marketing face of the company to both the recreational and commercial automotive user;
  Implementing a concurrent advertising campaign using both web and print versions of major publishers like Motor Trend, Road and Track and national newspapers and trucking magazines.
  Seek to get product evaluators at automobile, truck and motorcycle magazines to evaluate and write articles about Nano-Jet and its multiple lines of products.
  Intentionally form relationships with reporters interested in automobile fuel efficiency with the goal of increasing the media examination of the issues associated with traditional fossil fuel consumption;
  Increasing the direct response to Nano-Jet's website by strategic search engine registrations, increased links, and an email marketing campaign;
  Adding video content to Nano-Jet's commercial website so visitors experience a educational video presentation on the fuel efficiency and performance benefits of Nano-Jet products as well as testimonials from consumers;
  Training a sales staff whose mission will be to educate trucking companies, automobile parts distributors and motorcycle manufacturers of the benefits of Nano-Jet for its customers;
  Create strategic alliances with manufacturing companies like Kenworth, Peterbuilt, Volvo, Mercedes, General Motors, Ford, Toyota, Nissan, and Chrysler.

b. Licensing Agreements-Original Equipment Manufacturers

In addition to marketing techniques that effectively educate and lead the trucking and automobile companies to buy Nano-Jet products, Nano-Jet will also pursue strategic alliances with one or more major OEMs via licensing agreements. These OEMs should have wide brand recognition, excellent financial health and resources, an established presence in international markets, and a track record of honoring its licensing agreements. The benefits of forming a licensing relationship with a major OEM include:

  Lower financial risk due to shared costs;
  Lower business risk because of the prior success;
  Immediate brand recognition and acceptance;
  Facilitates acceptance of Nano-Jet's new technology;
  Access to new distribution channels;
  Ease of entry into international markets of the OEM's;
  Platform for ease of entry of future Nano-Jet products;
  Ability to focus on R&D of future products;
  Provides greater protection of intellectual property;
  Quickens the pace toward becoming a market standard.
  An effective OEM licensing relationship will result in higher marketplace visibility for Nano-Jet, reduce the Company's costs of marketing, and speed up marketing for world consumption.
  Website

The Nano-Jet website will act as a centerpiece to operations and in the future Nano-Jet will further build out their website which will be accessed by member password for trucking companies and distributors such as Napa Auto Parts. The website will form a hub for its Internet community which will also include motorcycle parts distributors. The website will be technically viewed as a portal to all of Nano-Jet's product lines. The site will also provide an arena for ongoing communication among users, testimonials, etc. Online information will be available to members in a highly intuitive format.

  Projected Revenues/Projections

Over the next twelve (12) months, Nano-Jet has forecast potential sales of its large unit, priced at $500 per unit, of 17,620 units, for potential gross sales of $8,810,000. It has forecast sales of its smaller unit, at $215 per unit, of 11,593, for gross proceeds of $2,492,495. This forecast is based on discussions with potential purchasers and distributors.

In addition, Nano-Jet has formed Nano Jet Racing Team, a division of NanoJet, and will be distributing units that can be installed on motor cycle units through this division, as well as various motorcycle dealerships. The projected sales forecast incorporates a portion of this potential market.

NanoJet will be required to raise funds through equity and/or debt financing in order to purchase the units for resale. The Company does not expect to encounter any delays with the production of the units after the orders are placed. NanoJet believes it will need to secure between $500,000 and $1,000,000 in financing to pre-pay for its order of large and small units.

Although purchasers and potential distributors have indicated to management of NanoJet that they will purchase the units when received by the Company, it is possible that those orders may not materialize, or may not all materialize, and the sales forecast may not be met.

Description of Property

NanoJet owns no real estate and uses the office of its President at no charge NanoJet expects to need to rent office and warehouse space within the next twelve (12) months.

Security Ownership of Certain Beneficial Owners and Management

Following is a list of all shareholders of the Company owning 5% or more of the company's common stock.

Title of Class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Ken Martin	10,200,000	25%*
Common	Harold Hartz	2,500,000	6%*
Common	Lin Xiao	2,500,000	6%*

*Based on 41,719,633 shares of common shares outstanding as of the date of completion of the merger. This number reflects shares issued to Nano-Jet shareholders pursuant to the Merger Agreement.

Security Ownership of Certain Beneficial Owners and Management

Nano-Jet has an executive team that consists of business professionals with over 100 years of combined experience in their fields. The team has extensive auto industry and related experience as well as international experience in negotiating with foreign governments. Industry leaders augment the company in advisory capacities and its board of directors will be similarly comprised of knowledgeable business, marketing and financial professionals.

Ken Martin is the Director and Chief Executive Officer of Nano-Jet Corporation. Mr. Martin, founder of International Telcom Solutions, Inc. (ITS) has an extensive international background in the telephoney industry spanning fifteen years. Through a vast global network Mr. Martin negotiates government level contracts for VOIP (Voice over the Internet Protocol). To date he has initialized contracts for Russia, Germany, Poland, Ukraine, Italy and Malta. Current negotiations underway include Thailand, Viet Nam, Lebanon, Turkey, Jordan, France, Cyprus, China, and former Russian States. He is also the owner of a telecommunications company and the founder of an International telecommunications company since 1992. He has negotiated multi-million dollar contracts with governments and major companies. He is also a senior advisor for The Imperiali Organization who's Chairman is a 2008 presidential candidate www.imperiali.org

Xiao Lin is the Managing Director Nano-Jet Corp. He is also the Managing Director and shareholder of KangHe Handels GmbH, Hanseatic ProMotion GmbH, Managing Director of Firma Pan American Handels GmbH, also executive director Europe International Holdings Group Ltd; Hong Kong. Mr. Lin has negotiated major manufacturing contracts throughout Europe and Asia with such companies as Mercedes Benz, Airbus, Repower, and China Shipbuilding and is well connected to numerous manufacturers of automobiles, trucks, and motorcycles throughout Europe and Asia.

Harry Hartz is the Managing Director Nano-Jet Corporation in Germany. Mr. Hartz has traveled extensively in Eastern European block countries and lived in Asia. He has many high-ranking contacts throughout the world and in particular China, Poland, Baltic States and Germany. Mr. Hartz was formerly employed as an inspector and manager of ORO Frucht -Import GmbH. Mr. Hartz will lead the Company's sales effort in the European market through a network of established representatives.

William Hitsman is the Executive Vice President and Chief Operating Officer of Nano-Jet. Mr. Hitsman is a seasoned operational professional with over 20 years of experience in industries such as Automotive a tier one supplier, Aerospace, Electronics, Plastics molding and tooling, Die Casting, Capital Equipment and in the Wood Fabrication industries. International sourcing and contract negotiating is his background which also includes intensive training in QS9000 and in the Lean Manufacturing principles by Toyota. The George Group, Motorola University and Delta Point also trained him in system value mapping.

Dan Miller is the Sales Manager USA for Nano-Jet. Mr. Miller has over twenty years experience supplying the automotive industry. As the owner of a sand paper Distribution Company, Mr. Miller has been selling his products to OEM, Tier 1 and Tier 2's for the past eighteen years. Mr. Miller is responsible for implementing a Plastic Recycling program for Daimler Chrysler. This program has saved Daimler Chrysler in excess of three million dollars per year.

J. Brian Walsh is the Sales manager for United Kingdom and Europe Mr. Walsh has been involved in the European oil and gas industry for over 25 years where he developed relationships with large multinational companies throughout the world. Mr. Walsh will lead the company's sales effort in the European market through a network of representatives, which he has already established.

Mohamed Khayr is a Consultant in the Middle East and North Africa for Nano-Jet Corporation. Mr. Khayr is also the managing director of IGI Industries (International Global Industries) established in 1994 and in the business of import and export with several divisions. His main marketing areas the Middle East and the Gulf Region where he also enjoys a joint venture with Al Hajri International Group in Abu Dhabi. The lines of focus for this important group include aircraft parts and tools as well as ground support equipment, electrical generating equipment, earth-moving equipment. They are also involved with Gulf Resources, a trading company doing business in Saudi Arabia, India and Egypt.

Executive Compensation

The Company's directors have not and currently do not receive any compensation from the Company for their service as corporate directors.

Summary Compensation Table
Long-Term Compensation
	Annual Compensation				Awards		Payouts
Name and principal position	Fiscal Year	Salary	Bonus	Other annual compensation	Restricted stock award(s)	Securities underlying options/ SARs	LTIP payouts	All other compensation
Lyle Durham CEO	2004 2005 2006	0 0 0	0 0 0	0 $10,000 $65,000	0 0 150,000*	0 0 0	0 0 0	0 0 0

There has been no cash payment paid to the executive officers for services rendered in all capacities to us for the fiscal period ended December 31, 2005. Except as noted above, there has been no compensation awarded to, earned by, or paid to the executive officers by any person for services rendered in all capacities to us for the fiscal period ended December 31, 2005.

On September 8, 2006, the Board of Directors approved the issuance of 150,000 shares of restricted stock, at a price of $.50 per share, to L&D Enterprises, a company controlled by Lyle Durham, the CEO, as compensation for past and future services to the Company.

Stock Option Grants

The Company did not grant any stock options to the executive officers during the most recent fiscal period ended December 31, 2005. The Company has also not granted any stock options to the executive officers since incorporation, November 4, 2002.

Certain Relationships and Related Transactions

No persons who may, in the future, be considered a promoter will receive or expect to receive assets, services or other consideration from us. No assets will be or are expected to be acquired from any promoter on behalf of our company. We have not entered into any agreements that require disclosure to our shareholders.

Description of Securities

Following the completion of the Merger, there will be approximately 162,077,133 shares of the Company's common stock issued and outstanding.

A complete description of the Company's common stock can be found in its registration statement on Form SB-2 filed March 24, 2003, and amendments thereto.

Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

Market for Stock.

The Company's common stock is currently traded on the Over-The-Counter Bulletin Board under symbol LFGC

Following is a table showing the high and low ask price of the stock for each quarter in the past two years.

Quarter Ended	High	Low
June 30, 2006	$1.00	$0.15
March 31, 2006	$1.00	$0.10
December 31, 2005	$1.76	$0.50
September 30, 2005	$0.51	$0.30
June 30, 2005	$0.02	$0.02
March 31, 2005	$0.02	$0.01
December 31, 2004	$4.00	$0.01

Holders.

At the completion of the merger, the Company had or will have fifty-six (56) shareholders of record of its common stock.

Stock Option Grants

To date, Nano-Jet has not granted any stock options.

Registration Rights

The Company has not granted registration rights to the selling shareholders or to any other persons.

Dividends.

As of the completion of this merger, the Company had not paid any dividends to its shareholder. There are no restrictions which would limit the ability of the Company to pay dividends on common equity or that are likely to do so in the future.

Legal Proceedings

The Company is not involved in any pending or threatened legal proceedings.

Changes in and Disagreement with Accountants

None

Recent Sales of Unregistered Securities

None.

Indemnification of Directors and Officers

A complete description of the Company's indemnification policy can be found in its registration statement on Form SB-2 filed March 24, 2003, and amendments thereto.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On September 30, 2006, the Company entered into a Merger Agreement with Nano-Jet Corp.  Upon completion of the Merger Agreement, shareholders of Nano-Jet Corp. will receive one share of the Company for each share of Nano-Jet held as of September 30, 2006.  Pursuant to the Merger Agreement, Nano-Jet shareholders will obtain control of the Company.  For further details regarding the Merger and controlloing shareholders, please see Item 2.01 of this Report on Form 8-K and the attached Merger Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Financial Statements

The Audited Financial Statements of Nano-Jet Corporation as of June 30, 2006 are attached hereto as Exhibit 99.1.

Exhibits

10         Merger Agreement

99.1      Audited Financial Statements of Nano-Jet Corporation as of June 30, 2006

99.2      Pro Forma Combined Condensed Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   LFG INTERNATIONAL, INC.

November 8, 2006                                      /s/ Lyle Durham

Date                                                            Ken Martin, Chief Executive Officer